Exhibit 99.1


                THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
 NEW YORK CITY TIME, ON ______________, 1998 (THE "EXPIRATION DATE"), UNLESS
            EXTENDED BY LOEWS CINEPLEX ENTERTAINMENT CORPORATION
                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
                           LETTER OF TRANSMITTAL
                                    FOR
                         TENDER OF ALL OUTSTANDING
                 8 7/8% SENIOR SUBORDINATED NOTES DUE 2008
                              IN EXCHANGE FOR
                 8 7/8% SENIOR SUBORDINATED NOTES DUE 2008

                       THE EXCHANGE OFFER WILL EXPIRE
 AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 1998, UNLESS EXTENDED. AS DESCRIBED HEREIN, WITHDRAWAL RIGHTS WITH RESPECT TO THE EXCHANGE OFFER
       ARE EXPECTED TO EXPIRE AT THE EXPIRATION OF THE EXCHANGE OFFER

                              EXCHANGE AGENT:
                           BANKERS TRUST COMPANY


            By Hand:               By Overnight Delivery:                  By Mail:                 Facsimile Transmission:
                                                                                               (for eligible institutions only)
      Bankers Trust Company       BT Services Tennessee, Inc.     BT Services Tennessee, Inc.            (615) 835-3572
  Receipt and Delivery Windows       Reorganization Unit             Reorganization Unit          Confirm Receipt of Facsimile
123 Washington Street, 1st Floor   648 Grassmer Park Road              P.O. Box 292737                    by Telephone
    New York, New York 10006      Nashville, Tennessee 37211    Nashville, Tennessee 37229-2737          (615) 835-3701


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus, dated __________, 1998 (the "Prospectus"), of Loews Cineplex Entertainment Corporation (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer) to exchange U.S. $1,000 principal amount of a new series of 8 7/8% Senior Subordinated Notes Due 2008 (the "New Notes") of the Company for each U.S. $1,000 principal amount of outstanding 8 7/8% Senior Subordinated Notes Due 2008 (the "Old Notes") of the Company. The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the New Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of the New Notes will not be entitled to certain rights of holders of the Old Notes under an exchange and registration rights agreement which will terminate upon consummation of the Exchange Offer. Following the consummation of the Exchange Offer, neither the Old Notes nor the New Notes will be entitled to the contingent increase in interest rate provided pursuant to the indenture governing the Old Notes and the New Notes (the "Indenture"), and the Old Notes. Following the consummation of the Exchange Offer, holders of Old Notes and New Notes will not have any further registration rights, and the Old Notes will continue to be subject to certain restrictions on transfer.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED, QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     HOLDERS (AS DEFINED BELOW) WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

                 DESCRIPTION OF OLD NOTES TENDERED HEREWITH
                 ------------------------------------------

NAME(S) AND ADDRESS(ES) OF                AGGREGATE PRINCIPAL
   REGISTERED HOLDER(S)     CERTIFICATE    AMOUNT REPRESENTED  PRINCIPAL AMOUNT
     (PLEASE FILL IN)         NUMBER(S)      BY OLD NOTES         TENDERED*
     ----------------       -----------   -------------------- ----------------




                                TOTAL
                                -----

* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the Old Notes. See Instruction 2.

     This Letter of Transmittal is to be used by Holders if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders. If tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP"), such tender may be made by transmission of an Agent's Message pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering Old Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"). See Instruction 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to 5:00 p.m. on the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures."

[]   CHECK  HERE IF  CERTIFICATES  FOR  TENDERED  OLD  NOTES  ARE  ENCLOSED
     HEREWITH.

[] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s):___________________________________

     Name of Eligible Institution that Guaranteed Delivery:__________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number:_________________________________________________

     Transaction Code Number:________________________________________

[] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:___________________________________________________________

     Address:________________________________________________________

            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company and as Trustee under the Indenture) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Old Notes, and to deliver all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of such Old Notes for exchange pursuant to the Exchange Offer, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer, and (c) present such Old Notes for transfer on the register for such Old Notes. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by DTC.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers, as set forth below, and any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering,  each Holder of Old Notes represents to the Company that
(i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in, the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. If the tendering Holder tenders Old Notes with the intention of participating, or for the purpose of participating, in the distribution of the New Notes, it acknowledges that it may not rely upon certain interpretations by the staff of the SEC described in the Exchange Offer, and that, in the absence of an exemption therefrom, it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, and any such secondary resale transaction must be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K under the Securities Act. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Old Notes or the New Notes. If a market for the New Notes should develop, the New Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the New Notes on a national securities exchange and that there can be no assurance that an active market for the New Notes will develop.

     The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on __________, 1998 or on such later date or time to which the Company may extend the Exchange Offer (the "Expiration Date").

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described in the Prospectus under the caption
"The Exchange Offer - Procedures for Tendering Old Notes" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that by tendering Old Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, New Notes, and Old Notes not validly tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, New Notes, and Old Notes not validly tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Old Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be resolved by the
Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any condition to the Exchange Offer and any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. The Company and the Exchange Agent shall not be under any duty to give notification of defects in such tenders and shall not incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

                       TENDERING HOLDER(S) SIGN HERE

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                         SIGNATURE(S) OF HOLDER(S)
                        Dated: _______________, 1998
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name (s):__________________________________________________________________
                               (PLEASE PRINT)

Capacity (full title): ____________________________________________________

Address:___________________________________________________________________
                             (INCLUDE ZIP CODE)

Area Code and Telephone No.:_______________________________________________
                           TAX IDENTIFICATION NO.

                         GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED - SEE INSTRUCTION 3)

Authorized Signature: _____________________________________________________
Name:______________________________________________________________________
Title:_____________________________________________________________________
Address:___________________________________________________________________
Name of Firm:______________________________________________________________
Area Code and Telephone No.:_______________________________________________
Dated:  _____________, 1998

    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 3 AND 4)               (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates     To be completed ONLY if certificates
for Old Notes in a principal amount      for Old Notes in a principal amount
not tendered, or New Notes are to be     not tendered, or New Notes, are to be
issued in the name of someone other      delivered to someone other than the
than the person whose signature          person whose signature appears in Box
appears in Box 2.                        2 or to an address other than that
                                         shown in Box 1.
Issue and deliver:                       Deliver:
(check appropriate boxes)                (check appropriate boxes)

[] Old Notes not tendered                [] Old Notes not tendered
[] New Notes, to:                        [] New Notes, to:

Name________________________________     Name_________________________________
        (PLEASE TYPE OR PRINT)                   (PLEASE TYPE OR PRINT)
Please complete the Substitute form Address______________________________ W-9 at Box 3
                                         _____________________________________
Tax I.D. or Social Security Number:__
-------------------------------------    -------------------------------------

                                INSTRUCTIONS
                  FORMING PART OF THE TERMS AND CONDITIONS
                           OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSUME DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. THIS LETTER OF TRANSMITTAL AND THE OLD NOTES SHOULD NOT BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange
Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram, Agent's Message or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Old Notes are registered, and the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three business days after the date of execution of such letter, telex, telegram, Agent's Message or facsimile transmissions, all as provided in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures."

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     2.PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted in denominations of U.S. $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers and designation of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such a Holder is withdrawing its election to have such Old Notes exchanged, and the name of the registered Holder of such Old Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" at any time prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements  on  certificates  or  signatures  on  separate   written
instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered Holder of such Old Notes; or (ii) for the account of any Eligible Institution.

     4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     5. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     6. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     7. SUBSTITUTE FORM W-9. Each tendering Holder (or other payee) is required to provide the Company with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN by the time of payment, if any, the Company will withhold 31% on all such payments, if any, until a TIN is provided to the Company.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

     9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                         IMPORTANT TAX INFORMATION

     Federal income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide the Company with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchange holder of Old Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, interest on the New Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, an exchanging holder of Old Notes must provide his correct TIN by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the TIN provided is correct (or that the exchanging holder of Old Notes is awaiting a TIN) and that either
(a) the exchanging holder has not yet been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

     Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders other than foreign individuals (e.g., corporations) should certify to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Foreign individuals should complete and provide Form W-8 to indicate their foreign status.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a Holder or other payee with respect to the Old Notes, the Holder is required to notify the Company of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Company the TIN (e.g., Social Security number or Employer Identification Number) of the registered owner of the Old Notes. If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           PAYER'S NAME: LOEWS CINEPLEX ENTERTAINMENT CORPORATION
           ------------------------------------------------------

                  PART 1--PLEASE  PROVIDE YOUR TIN IN       _______________
SUBSTITUTE        THE BOX AT RIGHT  AND  CERTIFY  BY        Social Security
FORM W-9          SIGNING AND DATING BELOW.                 Number(s)
                                                            OR_____________
                                                                Employer
                                                             Identification
                                                                Number(s)

DEPARTMENT OF     PART 2--                                  PART 3--
THE TREASURY      CERTIFICATION  --  Under  Penalties of    Check if
INTERNAL REVENUE  Perjury, I certify that:                  awaiting TIN
SERVICE           (1) The number  shown on this [] form
                  is my correct taxpayer identification     [_]
                  number (or I am waiting  for a number
                  to be issued for me), and
                  (2)  I  am  not   subject  to  backup
                  withholding  because: (a) I am exempt
                  from  backup  withholding,  or  (b) I
                  have   not  been   notified   by  the
                  Internal Revenue Service (IRS) that I
                  am subject to backup withholding as a
                  result  of a failure  to  report  all
                  interest or dividends, or (c) the IRS
                  has  notified  me that I am no longer
                  subject to backup withholding.

PAYER'S REQUEST   CERTIFICATION INSTRUCTIONS -- You must cross out item
FOR TAXPAYER      (2) above if you have been notified by the IRS that you
IDENTIFICATION    are currently subject to backup withholding because of
NUMBER ("TIN")    underreporting interest or dividends on your tax return.
AND
CERTIFICATIONS    Name_________________________________
                  Address______________________________
                               (include zip code)

                  SIGNATURE ___________________________ DATE_______________

NOTE:     FAILURE  TO  COMPLETE  AND  RETURN  THIS FORM MAY RESULT IN A $50
          PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


          CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE _________________________________     DATE ______________________

          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


For this type of account:     Give the                          For this type of account:         Give the EMPLOYER
                              SOCIAL SECURITY                                                     IDENTIFICATION
                              number of--                                                         number of--
---------------------------   -------------------------------   -------------------------------   ------------------------------
1.  Individual                The individual                    8.  Sole proprietorship account   The owner(4)

2.  Two or more individuals   The actual owner of the           9.  A valid trust, estate, or     Legal entity (Do not
    (joint account)           account or, if combined funds,        pension trust                 furnish the identifying
                              the first individual on the                                         number of the personal
                              account(1)                                                          representative or
                                                                                                  trustee unless the legal
                                                                                                  entity itself is not
                                                                                                  designated in the
                                                                                                  account title.)(5)

3.  Husband and wife (joint   The actual owner of the           10. Corporate                     The corporation
    account)                  account or, if joint funds,
                              the first individual on the
                              account(FN1)

4.  Custodian account of a    The minor(FN2)                    11. Religious, charitable, or     The organization
    minor (Uniform Gift to                                          educational organization
    Minors Act)

5.  Adult and minor (joint    The adult or, if the minor is     12. Partnership held in the       The partnership
    account)                  the only contributor, the             name of the business
                              minor(FN1)

6.  Account in the name of    The ward, minor, or               13. Association, club or other    The organization
    guardian or committee     incompetent person(FN3)               tax-exempt organization
    for a designated ward,
    minor, or incompetent
    person

7.  a.  The usual revocable   The grantor-trustee(FN1)          14. A broker or registered        The broker or nominee
    savings trust account                                           nominee
    (grantor is also
    trustee)

    b.  So-called trust       The actual owner(FN1)             15. Account with the              The public entity
    account that is not a                                           Department of Agriculture
    legal or valid trust                                            in the name of a public
    under State law                                                 entity (such as a State or
                                                                    local government, school
                                                                    district or prison) that
                                                                    receives agricultural
                                                                    program payments.

-------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.


          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 .    A corporation

 .    A financial institution

 .    An organization  exempt from tax under section  501(a),* an individual retirement plan or a custodial account under Section 403(b)(7).

 .    The United States or any agency or instrumentality thereof.

 .    A State, The District of Columbia,  a possession of the United States, or any subdivision or instrumentality thereof.

 .    A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 .    An  international   organization  or  any  agency  or  instrumentality
     thereof.

 .    A registered  dealer in  securities or  commodities  registered in the
     U.S., the District of Columbia or a possession of the U.S.

 .    A real estate investment trust.

 .    A common trust fund operated by a bank under section 584(a).

 .    An exempt charitable  remainder trust, or a non-exempt trust described in section 4947(a)(1).

 .    An entity registered at all times under the Investment  Company Act of
     1940.

 .    A foreign  central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .    Payments to nonresident  aliens  subject to withholding  under section
     1441.

 .    Payments  to  partnerships  not  engaged in a trade or business in the
     U.S. and which have at least one nonresident partner.

 .    Payments of patronage  dividends  where the amount renewed is not paid in money.

 .    Payments made by certain foreign organizations.

 .    Payments made to a nominee.

     Payments of interest not generally subject to backup withholding include the following:

 .    Payments of interest on obligations  issued by individuals.  Note: You may be subject to backup withholding if this interest is $6.00 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .    Payments of tax-exempt interest (including  exempt-interest  dividends under section 852).

 .    Payments described in section 6049(b)(5) to non-resident aliens.

 .    Payments on tax-free covenant bonds under section 1451.

 .    Payments made by certain foreign organizations.

 .    Payments made to a nominee.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PRIVACY ACT NOTICE-Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.--If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

-------------------

* Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.